UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
January 17, 2011

(Date of Report — Date of earliest event reported)
TRONOX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 N.W. 150th Street
Oklahoma City, Oklahoma	73134

(Address of principal executive offices)	(Zip Code)
(405) 775-5000

(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Items
     As previously reported, on January 12, 2009, Tronox Incorporated (the “Company”), and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases were consolidated for the purpose of joint administration under the caption In re Tronox Incorporated, et al., Case No. 09-10156 (ALG) (the “Chapter 11 Cases”). On November 17, 2010 (the “Confirmation Date”), the Bankruptcy Court confirmed the Debtors’ First Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, dated November 5, 2010 (the “Plan”). The Debtors’ emergence from Chapter 11 is subject to satisfying the conditions to effectiveness contemplated under the Plan including entering into a new credit facility. The Plan is filed as an exhibit to, and is described in, the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 23, 2010.
     On January 18, 2011, the Bankruptcy Court approved a Motion for Entry of an Order (the “Order”) Authorizing Tronox to submit an offer of settlement to the Commission regarding the deregistration of the Company’s Class B Common Stock, par value $0.01 per share. The offer of settlement has been submitted to the Commission, and the Company expects that the Commission will consider the offer in the near future. If the offer is accepted, the Commission will issue an Order pursuant to Section 12(j) of the Securities Exchange Act of 1934 (the “Exchange Act”).
     When the Order is issued by the Commission, no member of a national securities exchange, broker, or dealer may make use of the mails or any means or instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, the Company’s Class B Common Stock.
     As the Company has previously disclosed, the Company has been unable to prepare financial statements as explained in its Current Report on Form 8-K filed with the Commission on May 5, 2009. As a result, the Company has not filed any quarterly and annual reports required by Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder since the period ended September 30, 2008.
     The Class B Common Stock is expected to be cancelled upon the emergence by the Debtors from their Chapter 11 Cases expected to occur on or about January 31, 2011, however there is no assurance emergence will occur by such date and is subject to closing conditions as described above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
By:	/s/Michael J. Foster
Michael J. Foster
Vice President, General Counsel and Secretary

Dated: January 26, 2011

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